     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 3, 1999.
                                                      REGISTRATION NO. 333-71897

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------

                               SPEEDFAM-IPEC, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Illinois                                     36-2421613
 (State or Other Jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)

                              305 North 54th Street
                             Chandler, Arizona 85226
                                 (602) 961-2175
               (Address, including zip code, and telephone number,
                       including area code of Registrant's
                          principal executive offices)

                               Richard J. Faubert
                      President and Chief Executive Officer
                              305 North 54th Street
                             Chandler, Arizona 85226
                                 (602) 705-2100
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                           Copy of Communications to:

                             Jonathan A. Koff, Esq.
                               Chapman and Cutler
                             111 West Monroe Street
                             Chicago, Illinois 60603
                                 (312) 845-3000

         If the securities being registered on this Form are being offering in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNDER THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

                          DEREGISTRATION OF SECURITIES

         The purpose of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333-71897) of SpeedFam-IPEC, Inc., an Illinois corporation, is to deregister 1,511 shares of Common Stock, without par value, of SpeedFam-IPEC, Inc., which amount constitutes securities registered pursuant to the Registration Statement but not issued pursuant to the merger described in the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chandler, State of Arizona, on April 30, 1999.

                                       SPEEDFAM-IPEC, INC.

                                       By: /s/ Richard J. Faubert
                                                   Richard J. Faubert,
                                           President and Chief Executive Officer
                                               (Principal Executive Officer)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURES                                       TITLE                                    DATE
        /s/ James N. Farley             Co-Chairman and Director                                  April 30, 1999
        -------------------
          James N. Farley

         /s/ Sanjeev Chitre             Co-Chairman and Director                                  April 30, 1999
         ------------------
           Sanjeev Chitre

         /s/ Makoto Kouzuma             Vice Chairman and Director                                April 30, 1999
         ------------------
           Makoto Kouzuma

       /s/ Richard J. Faubert           President and Chief Executive Officer and Director        April 30, 1999
       ----------------------           (Principal executive officer)
           Richard J. Faubert

        /s/ Roger K. Marach             Treasurer, Assistant Secretary and Chief Financial        April 30, 1999
        -------------------             Officer (Principal financial and accounting officer)
          Roger K. Marach

         /s/ Neil R. Bonke                                    Director                            April 30, 1999
         -----------------
           Neil R. Bonke

             SIGNATURES                                       TITLE                                    DATE
                                                              Director
       ----------------------
         William J. Freschi

                                                              Director
        -------------------
          Richard S. Hill

                                                              Director
        -------------------
            Kenneth Levy

       /s/ Roger D. McDaniel                                  Director                            April 30, 1999
       ---------------------
         Roger D. McDaniel